UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 9, 2016

Dominion Resources, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 10, 2016, Dominion Resources, Inc. (the “Company”) made available to investors a prospectus supplement, dated August 9, 2016, and a prospectus, dated December 19, 2014, with respect to the issuance by the Company of 25,000,000 equity units in the form of corporate units (“2016 Series A Corporate Units”). The prospectus supplement also covered an additional 3,000,000 2016 Series A Corporate Units in the event of the exercise by the underwriters named in the prospectus supplement of an overallotment option granted by the Company. The 2016 Series A Corporate Units were offered and sold pursuant to an underwriting agreement dated August 9, 2016 (the “2016 Series A Underwriting Agreement”) among the Company and the underwriters named therein (the “2016 Series A Underwriters”). Also, on August 10, 2016 pursuant to the terms of the 2016 Series A Underwriting Agreement, the 2016 Series A Underwriters exercised in full their option to purchase the additional 3,000,000 Series A Corporate Units.

Each 2016 Series A Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract which will obligate the holder to purchase from the Company, no later than August 15, 2019, a certain number of shares of the Company’s common stock, without par value, for $50 in cash; (ii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s 2016 Series A-1 2.0% Remarketable Subordinated Notes due 2021 (the “2016 Series A-1 RSNs”); and (iii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s 2016 Series A-2 2.0% Remarketable Subordinated Notes due 2024 (the “2016 Series A-2 RSNs”). Holders of the 2016 Series A Corporate Units will be entitled to receive quarterly contract adjustment payments at a rate of 4.75% per year of the stated amount of $50 per unit.

The 2016 Series A-1 RSNs are being issued pursuant to the Junior Subordinated Indenture II, dated June 1, 2006 (the “2006 Indenture”), between the Company and The Bank of New York Mellon (successor to JP Morgan Chase Bank, N.A.) (the “Original Trustee”), as supplemented and amended by the Third Supplemental and Amending Indenture dated as of June 1, 2009 (as so amended, the “Base Indenture”), by and among the Company, the Original Trustee, and Deutsche Bank Trust Company Americas (the “Series Trustee”), as heretofore supplemented and as further supplemented by an Eleventh Supplemental Indenture dated as of August 1, 2016 (the “Eleventh Supplemental Indenture”) by and between the Company and the Series Trustee. The 2016 Series A-2 RSNs are being issued pursuant to the Base Indenture, as heretofore supplemented and as further supplemented by a Twelfth Supplemental Indenture dated as of August 1, 2016 (the “Twelfth Supplemental Indenture”) by and between the Company and the Series Trustee. The Company filed the 2006 Indenture on August 3, 2006 with the Securities and Exchange Commission (the “Commission”) as Exhibit 4.1 to the Company’s Form 10-Q for the quarter ended June 30, 2006. The Company filed the form of the Third Supplemental and Amending Indenture on June 15, 2009 with the Commission as Exhibit 4.2 to the Company’s Form 8-K.

The purchase contracts for the 2016 Series A Corporate Units are being issued pursuant to a Purchase Contract and Pledge Agreement dated as of August 15, 2016 (the “2016 Series A Purchase Contract and Pledge Agreement”), between the Company and Deutsche Bank Trust Company Americas, in its capacity as the purchase contract agent, collateral agent, custodial agent and securities intermediary. Under the terms of the 2016 Series A Purchase Contract and Pledge Agreement, the 2016 Series A-1 RSNs and the 2016 Series A-2 RSNs are each being pledged as collateral to secure the holders’ obligation to purchase the shares of common stock under the purchase contracts that form a part of the 2016 Series A Corporate Units. Each of the 2016 Series A-1 RSNs and the 2016 Series A-2 RSNs will be remarketed, subject to certain terms and conditions, prior to the related purchase contract settlement date pursuant to the terms of the 2016 Series A Purchase Contract and Pledge Agreement and a remarketing agreement to be entered into among the Company, Deutsche Bank Trust Company Americas, as purchase contract agent, and a remarketing agent or agents to be designated by the Company (the “2016 Series A Remarketing Agreement”).

The foregoing disclosure is qualified in its entirety by reference to the 2016 Series A Underwriting Agreement which is attached hereto as Exhibit 1.1, the 2006 Indenture and the form of the Third Supplemental and Amending Indenture, each of which were previously filed with the Commission as described above, the Eleventh Supplemental Indenture, which is attached hereto as Exhibit 4.3, the Twelfth Supplemental Indenture, which is attached hereto as Exhibit 4.4, the form of 2016 Series A-1 RSN, which is attached hereto as Exhibit 4.5, the form of 2016 Series A-2 RSN, which is attached hereto as Exhibit 4.6, the 2016 Series A Purchase Contract and Pledge Agreement, which is attached hereto as Exhibit 4.7, the form of the 2016 Series A Remarketing Agreement, which is attached hereto as Exhibit 4.8, the form of the 2016 Series A Corporate Units, which is attached hereto as Exhibit 4.9, the form of the 2016 Series A Treasury Units, which is attached hereto as Exhibit 4.10, and the form of Common Stock Certificate, which is attached hereto as Exhibit 4.11.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	2016 Series A Underwriting Agreement, dated August 9, 2016, among the Company and RBC Capital Markets, LLC, Mizuho Securities USA Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as Representatives for the underwriters named in the Underwriting Agreement relating to the 2016 Series A Corporate Units.*

4.1	Junior Subordinated Indenture II, dated June 1, 2006, between Dominion Resources, Inc. and The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.), as Trustee (incorporated by reference to Exhibit 4.1 to Dominion Resources, Inc.’s Form 10-Q for the quarter ended June 30, 2006 filed August 3, 2006, File No. 1-8489).

4.2	Form of Third Supplemental and Amending Indenture to the Junior Subordinated Indenture II, dated June 1, 2009, among Dominion Resources, Inc., The Bank of New York Mellon (successor to JPMorgan Chase Bank, N.A.) as Original Trustee and Deutsche Bank Trust Company Americas, as Series Trustee, incorporated by reference to Exhibit 4.2 to Dominion Resources, Inc.’s Form 8-K filed June 15, 2009, File No. 1-8489).

4.3	Eleventh Supplemental Indenture, dated August 1, 2016, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee with respect to the 2016 Series A-1 2.0% Remarketable Subordinated Notes due 2021.*

4.4	Twelfth Supplemental Indenture, dated August 1, 2016, between the Company and Deutsche Bank Trust Company Americas, as Series Trustee with respect to the 2016 Series A-2 2.0% Remarketable Subordinated Notes due 2024.*

4.5	Form of 2016 Series A-1 2.0% Remarketable Subordinated Notes due 2021 (included in Exhibit 4.3).*

4.6	Form of 2016 Series A-2 2.0% Remarketable Subordinated Notes due 2024 (included in Exhibit 4.4).*

4.7	2016 Series A Purchase Contract and Pledge Agreement, dated August 15, 2016, between the Company and Deutsche Bank Trust Company Americas, as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.*

4.8	Form of 2016 Series A Remarketing Agreement (included in Exhibit 4.7).*

4.9	Form of 2016 Series A Corporate Units (included in Exhibit 4.7).*

4.10	Form of 2016 Series A Treasury Units (included in Exhibit 4.7).*

4.11	Form of Common Stock Certificate.*

5.1	Opinion of McGuireWoods LLP with respect to the 2016 Series A Equity Units.*

8.1	Tax Opinion of McGuireWoods LLP with respect to the 2016 Series A Equity Units.*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION RESOURCES, INC. Registrant

/s/ Mark O. Webb
Name: Title:	Mark O. Webb Senior Vice President and General Counsel

Date: August 15, 2016